EXHIBIT 32.1

 SECTION 906 CERTIFICATION OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
 OF THE PULSE NETWORK, INC.

In connection with the accompanying Annual Report on Form 10-K of The Pulse Network, Inc. for the year ended March 31, 2013, the undersigned, Stephen Saber, President of The Pulse Network, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended March 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of The Pulse Network, Inc.

Date: January 13, 2014	By:	/s/ Stephen Saber
Stephen Saber
President and Secretary (principal executive officer,
principal financial officer and principal accounting officer)